AlphaCentric Income Opportunities Fund
LEGAL PROCEEDINGS

On July 30, 2020, an investor in AIOF filed a putative class action in Florida state court, naming the Adviser, the Trust, and others as defendants. Plaintiff alleges that AIOF misrepresented that it held no more than 15% of its assets in illiquid securities, among other things, and asserts violation of Section 11, 12(a)(2) and 15 of the Securities Act of 1933. The Florida action was dismissed with prejudice on September 22, 2021.

On October 14, 2020, the same Plaintiff filed a nearly identical putative class action in New York State Court against the same defendants. That complaint was amended on February 26, 2021, which added two additional defendants, including sub-advisor
Garrison Point LLC. On February 16, 2023, the New York court dismissed all but one claim for failure to state a claim. A class was certified on July 2, 2024.

On March 24, 2025, the plaintiff filed a "Note of Issue and Certificate of Readiness," indicating that discovery had been completed and the case was positioned to move forward. In accordance with the court's rule requiring alternative dispute resolution after the close of discovery, and in response to prior outreach from the plaintiff's counsel, the parties agreed to private mediation. Subsequent decisions between the parties' respective counsel and the mediator led to a settlement in principle. On September 26, 2025, an order was entered staying all deadlines in the case to allow the parties to document the settlement and prepare a schedule for further proceedings. A Stipulation of Settlement was executed by the parties' counsel on January 20, 2026, and an unopposed motion for preliminary approval of the settlement, including notice to the Class, was filed on January 21, 2026 (the "Preliminary Approval Motion"). On February 4, 2026, the court entered an Order granting the Preliminary Approval
Motion, including notice to the Class, and setting a hearing date to consider final approval of the settlement for June 4, 2026.

The proposed settlement would resolve all claims against all defendants for $20,000,000, all of which would be paid by insurance. Management of the Trust has determined that the amount of the loss to the Trust is not reasonably estimable because the settlement was jointly negotiated to address all claims against all defendants without attribution of settlement proceeds to any specific defendant. Additionally, the settlement funds were provided by several insurers covering multiple defendants as part of a global settlement without attribution to any specific defendant. Therefore, consistent with ASC 450, Trust management has determined that the settlement amount should not be recognized as liability in AIOF's financial statements.

AIOF incurred legal costs in the current fiscal year that relate to the class action lawsuit reported on the Statement of Operations as Legal fees, which were reimbursed through insurance. These reimbursements are reported on AIOF's Statement of Operations as Expenses reimbursed by insurance and also include insurance reimbursements related to legal costs incurred in prior years.